Exhibit 10.6

CARBON BLACK, INC.

AMENDED AND RESTATED

EQUITY INCENTIVE PLAN

(formerly, the Stock Incentive Plan)

1.                                      Purpose and Eligibility.  The purpose of this Equity Incentive Plan (the “Plan”) of Carbon Black, Inc., a Delaware corporation (the “Company”) is to provide stock options, stock issuances and other equity interests in the Company (each, an “Award”) to (a) employees, officers, directors, consultants and advisors of the Company and its Parents and Subsidiaries, and (b) any other Person who is determined by the Board to have made (or is expected to make) contributions to the Company.  Any person to whom an Award has been granted under the Plan is called a “Participant.” Additional definitions are contained in Section 10.

2.                                      Administration.

a.                                      Administration by Board of Directors.  The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. The Board shall have authority, subject to the express limitations of the Plan, (i) to construe and determine the respective Stock Option Agreement, Awards and the Plan, (ii) to prescribe, amend and rescind rules and regulations relating to the Plan and any Awards, (iii) to determine the terms and provisions of the respective Stock Option Agreements and Awards, which need not be identical, (iv) to initiate an Option Exchange Program, and (v) to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration and interpretation of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Stock Option Agreement or Award in the manner and to the extent it shall deem expedient to carry the Plan, any Stock Option Agreement or Award into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be final and binding on all interested persons.  Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

b.                                      Appointment of Committee.  To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean such Committee or the Board.

c.                                       Delegation to Executive Officers.  To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

3.                                      Stock Available for Awards.

a.                                      Number of Shares.  Subject to adjustment under Section 3(b), the aggregate number of shares of Common Stock of the Company (the “Common Stock”) that may be issued pursuant to the Plan is the Available Shares (as defined on the last page).  If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If an Award granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Award shall again be available for subsequent Awards under the Plan, and if shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than the price paid for such shares, such shares of Common Stock shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

b.                                      Adjustment to Common Stock.  Subject to Section 7, in the event of any stock split, reverse stock split stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or similar event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding Award shall be adjusted by the Company (or substituted Awards may be made if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate.

4.                                      Stock Options.

a.                                      General.  The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the shares of Common Stock issued upon the exercise of each Option, including, but not limited to, vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws.  Each Option will be evidenced by a Stock Option Agreement, consisting of a Notice of Stock Option Award and a Stock Option Award Agreement (collectively, a “Stock Option Agreement”).

b.                                      Incentive Stock Options. An Option that the Board intends to be an incentive stock option (an “Incentive Stock Option”) as defined in Section 422 of the Code, as amended, or any successor statute (“Section 422”), shall be granted only to an employee of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 and regulations thereunder.  The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option” or “Nonqualified Stock Option.”

c.                                       Dollar Limitation. For so long as the Code shall so provide, Options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to qualify as Incentive Stock Options shall not qualify as Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000. The amount of Incentive Stock Options which exceed such $100,000 limitation shall be deemed to be Nonqualified Stock Options.  For the purpose of this limitation, unless otherwise required by the Code or regulations of the Internal Revenue Service or determined by the Board, Options shall be taken into account in the order granted, and the Board may designate that portion of any Incentive Stock Option that shall be treated as Nonqualified Option in the event that the provisions of this paragraph apply to a portion of any Option.  The designation described in the preceding sentence may be made at such time as the Committee considers appropriate, including after the issuance of the Option or at the time of its exercise.

d.                                      Exercise Price.  The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify the exercise price in the applicable Stock Option Agreement, provided, however, in no event may the per share exercise price be less than the Fair Market Value (as defined below) of the Common Stock. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary, then the exercise price shall be no less than 110% of the fair market value of the Common Stock on the date of grant.  In the case of a grant of an Incentive Stock Option to any other Participant, the exercise price shall be no less than 100% of the fair market value of the Common Stock on the date of grant.

e.                                       Duration of Options.  Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Stock Option Agreement; provided, that the term of any Incentive Stock Option may not be more than ten (10) years from the date of grant.  In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary,  the term of the Option shall be no longer than five (5) years from the date of grant.

f.                                        Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(g) and the Stock Option Agreement for the number of shares for which the Option is exercised.

g.                                       Payment Upon Exercise.  Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment as permitted by the Board in its sole and absolute discretion:

i.                                          by check payable to the order of the Company;

ii.                                       only if the Common Stock is then publicly traded, by delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

iii.                                    to the extent explicitly provided in the applicable Stock Option Agreement, by delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable Stock Option Agreement);

iv.                                   by delivery of a promissory note of the Participant, with full recourse to the Participant, to the Company (and delivery to the Company by the Participant of a check in an amount equal to the par value of the shares purchased); or payment of such other lawful consideration as the Board may determine.

Except as otherwise expressly set forth in a Stock Option Agreement, the Board shall have no obligation to accept consideration other than cash and in particular, unless the Board so expressly provides, in no event will the Company accept the delivery of shares of Common Stock that have not been owned by the Participant at least six months prior to the exercise.  The fair market value of any shares of the Company’s Common Stock or other non-cash consideration which may be delivered upon exercise of an Option shall be determined in such manner as may be prescribed by the Board.

h.                                      Acceleration, Extension, Etc. The Board may, in its sole discretion, and in all instances subject to any relevant tax and accounting considerations which may adversely impact or impair the Company, (i) accelerate the date or dates on which all or any particular Options or Awards granted under the Plan may be exercised, or (ii) extend the dates during which all or any particular Options or Awards granted under the Plan may be exercised or vest.

i.                                          Determination of Fair Market Value. If, at the time an Option is granted under the Plan, the Company’s Common Stock is publicly traded under the Exchange Act, “fair market value” shall mean (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq Small Cap Market of The Nasdaq Stock Market, its fair market value shall be the last reported sales price for such stock (on that date) or the closing bid, if no sales were reported as quoted on such exchange or system as reported in The Wall Street Journal or such other source as the Board deems reliable; or (ii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on a national market system. In the absence of an established market for the Common Stock, the fair market value thereof shall be determined in good faith by the Board after taking into consideration all factors which it deems appropriate.

5.                                      Restricted Stock.

a.                                      Grants.  The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

b.                                      Terms and Conditions.  The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee).  After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

6.                                      Other Stock-Based Awards.  The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

7.                                      General Provisions Applicable to Awards.

a.                                      Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, except as the Board may otherwise determine or provide in an Award, that Nonstatutory Options and Restricted Stock Awards may be transferred pursuant to a qualified domestic relations order (as defined in Employee Retirement Income Security Act of 1974, as amended) or to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the Stock Option Agreement and Restricted Stock Award, which are applicable to the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

b.                                      Documentation.  Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board.  Each Award may contain terms and conditions in addition to those set forth in the Plan, provided that such terms and conditions do not contravene the provisions of the Plan or applicable law.

c.                                       Board Discretion.  The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

d.                                      Additional Award Provisions.  The Board may, in its sole discretion, include additional provisions in any Stock Option Agreement, Restricted Stock Award or other Award granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to Participants upon exercise of Awards, or transfer other property to Participants upon exercise of Awards, or such other provisions as shall be determined by the Board; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan or applicable law.

e.                                       Termination of Status. The Board shall determine the effect on an Award of the disability (as defined in Code Section 22(e)(3)), death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award, subject to applicable law and the provisions of the Code related to Incentive Stock Options.

f.                                        Change of Control of the Company.

i.                                          Unless otherwise expressly provided in the applicable Stock Option Agreement or Restricted Stock Award or other Award, in connection with the occurrence of a Change in Control (as defined below), the Board shall, in its sole discretion as to any outstanding Award (including any portion thereof; on the same basis or on different bases, as the Board shall specify), take one or any combination of the following actions:

A.                                    make appropriate provision for the continuation of such Award by the Company or the assumption of such Award by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Award either (x) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Change of Control, (y) shares of stock of the surviving or acquiring corporation or (z) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Award immediately preceding the Change of Control;

B.                                    accelerate the date of exercise or vesting of such Award;

C.                                    permit the exchange of such Award for the right to participate in any stock option or other employee benefit plan of any successor corporation; or

D.                                    provide for the repurchase of the Award for an amount equal to the difference of (i) the consideration received per share for the securities underlying the Award in the Change of Control minus (ii) the per share exercise price of such securities.  Such amount shall be payable in cash or the property payable in respect of such securities in connection with the Change of Control.  The value of any such property shall be determined by the Board in its discretion.

E.                                     provide for the termination of such Award immediately prior to the consummation of the Change of Control; provided that no such termination will be effective if the Change of Control is not consummated.

F.                                      For the purpose of this Agreement, a “Change of Control” or “Reorganization Event” shall mean:

(a)                                 The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the then outstanding shares of voting stock of the Company (the “Voting Stock”); provided, however, that any acquisition by the Company or its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries of 50% or more of Voting Stock shall not constitute a Change in Control; and provided, further, that any acquisition by a corporation with respect to which, following such acquisition, more than 50% of the then outstanding shares of common stock of such corporation, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Voting Stock immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the Voting Stock, shall not constitute a Change in Control; or

(b)                                 Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute a majority of the members of this Board; provided that any individual who becomes a director after the Effective Date whose election or nomination for election by the Company’s Shareholders was approved by a majority of the members of the Incumbent Directors (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened “election contest” relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 under the Exchange Act), “tender offer” (as such term is used in Section 14(d) of the Exchange Act) or a proposed Merger (as defined below) shall be deemed to be members of the Incumbent Directors; or

(c)                                  The consummation of (i) a reorganization, merger or consolidation (any of the foregoing, a “Merger”), in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners of the Voting Stock immediately prior to such Merger do not, following such Merger, beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock of the corporation resulting from Merger, (ii) a complete liquidation or dissolution of the Company or (iii) the sale or other disposition of all or substantially all of the assets of the Company, excluding a sale or other disposition of assets to a subsidiary of the Company.

g.                                       Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Board shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  The Board in its sole discretion may provide for a Participant to have the right to exercise his or her Award until fifteen (15) days prior to such transaction as to all of the shares of Common Stock covered by the Option or Award, including shares as to which the Option or Award would not otherwise be exercisable, which exercise may in the sole discretion of the Board, be made subject to and conditioned upon the consummation of such proposed transaction.  In addition, the Board may provide that any Company repurchase option applicable to any shares of Common Stock purchased upon exercise of an Option or Award shall lapse as to all such shares of Common Stock, provided the proposed dissolution and liquidation takes place at the time and in the manner contemplated.  To the extent it has not been previously exercised, an Award will terminate upon the consummation of such proposed action.

h.                                      Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof.

i.                                          The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

j.                                         Parachute Payments and Parachute Awards.  Notwithstanding the provisions of Section 7(f), if, in connection with a Change of Control described therein, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such Section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the “Parachute Awards”); provided, however, that if the “aggregate present value” of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Change of Control, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the “aggregate present value” of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 7(j) shall be made by the Company.

k.                                      Amendment of Awards.  The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

l.              Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

m.           Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

8.             Withholding.  The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an Award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan or the purchase of shares subject to the Award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an Award may elect to satisfy such obligation, in whole or in part, (a) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option or the purchase of shares subject to an Award or (b) by delivering to the Company shares of Common Stock already owned by the optionee or Award recipient of an Award. The shares so delivered or withheld shall have a fair market value of the shares used to satisfy such withholding obligation as shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or recipient of an Award who has made an election pursuant to this Section may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

9.             No Exercise of Option if Engagement or Employment Terminated for Cause.  If the employment or engagement of any Participant is terminated “for Cause”, the Award may terminate, upon a determination of the Board, on the date of such termination and the Option shall thereupon not be exercisable to any extent whatsoever and the Company shall have the right to repurchase any shares of Common Stock subject to a Restricted Stock Award whether or not such shares have vested.  For purposes of this Section 9, “for Cause” shall be defined as follows:  (i) if the Participant has executed an employment agreement, the definition of “cause” contained therein, if any, shall govern, or (ii) conduct, as determined by the Board of Directors, involving one or more of the following: (a) gross misconduct or inadequate performance by the Participant which is injurious to the Company; or (b) the commission of an act of embezzlement, fraud or theft, which results in economic loss, damage or injury to the Company; or (c) the unauthorized disclosure of any trade secret or confidential information of the Company (or any client, customer, supplier or other third party who has a business relationship with the Company)

or the violation of any noncompetition or nonsolicitation covenant or assignment of inventions obligation with the Company; or (d) the commission of an act which constitutes unfair competition with the Company or which induces any customer or prospective customer of the Company to breach a contract with the Company or to decline to do business with the Company; or (e) the indictment of the Participant for a felony or serious misdemeanor offense, either in connection with the performance of his or her obligations to the Company or which shall adversely affect the Participant’s ability to perform such obligations; or (f) the commission of an act of fraud or breach of fiduciary duty which results in loss, damage or injury to the Company; or (g) the failure of the Participant to perform in a material respect his or her employment, consulting or advisory obligations without proper cause.  In making such determination, the Board shall act fairly and in utmost good faith. The Board may in its discretion waive or modify the provisions of this Section at a meeting of the Board with respect to any individual Participant with regard to the facts and circumstances of any particular situation involving a determination under this Section.

10.          Miscellaneous.

a.             Definitions.

i.              “Company”, for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of Carbon Black, Inc., as defined in Section 424(f) of the Code (a “Subsidiary”), and any present or future parent corporation of Carbon Black, Inc., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term “Company” shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

ii.             “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

iii.            “Effective Date” means the date the Plan is adopted by the Company’s Board of Directors.

iv.            “Employee” for purposes of eligibility under the Plan shall include a person to whom an offer of employment has been extended by the Company.

v.             “Option Exchange Program” means a program whereby outstanding options are exchanged for options with a lower exercise price.

b.             No Right To Employment or Other Status.  No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

c.             No Rights As Stockholder.  Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

d.             Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

e.             Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

f.             Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the state of incorporation of the Company (Delaware), without regard to any applicable conflicts of law.

Approvals

Adopted by the Board of Directors on:	May 24, 2006
Approved by the Stockholders on:	May 24, 2006

Available Shares:	2,980,022

CARBON BLACK, INC.

EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION AWARD

Unless otherwise defined herein, the terms defined in the Equity Incentive Plan shall have the same defined meanings in this Notice of Stock Option Award and the attached Stock Option Award Terms, which is incorporated herein by reference (together, the “Award Agreement”).

Participant (the “Participant”)

NAME

ADDRESS

CITY, STATE ZIP

Grant

The undersigned Participant has been granted an Option to purchase Common Stock of Carbon Black, Inc. (the “Company”), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Date of Grant		Total Number of Shares Granted

Vesting Commencement Date		Type of Option	☐ Incentive Stock Option

Exercise Price per Share	$		☐ Non-Statutory Stock Option

Total Exercise Price	$	Term/Expiration Date

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

Number of Months (or years) from Vesting Commencement Date	% of Grant which Vests on Such Date
[ ]	[ ]	%
[ ]	[ ]	%

Vesting of this Option shall cease upon termination of [Employment/Other Relationship] (the “Relationship”) of the Participant with the Company.

[Acceleration upon Change of Control: In the event of a Change of Control, if the Participant is a full time employee of the Company at the time of such Change of Control, the greater of (i) fifty percent (50%) of that portion of unvested shares or (ii) the percentage of shares which would have vested within six (6) months of the date of such Change of Control shall immediately vest and become exercisable.  If, however, upon such Change of Control, there is (i) a significant reduction in Participant’s employment responsibilities or employment title, (ii) a relocation of Company more than 75 miles from its current location or (iii) a substantial reduction in Participant’s salary (unless such reduction is commensurate with the reduction to the salary of a majority of the executive officers of the Company), then one hundred (100%) of the of the unvested portion of the shares shall immediately vest.]

Participant	Company

Signature	By

Print Name	Title

Residence Address

2

CARBON BLACK, INC.

STOCK OPTION

AWARD TERMS

1.                                      Grant of Option.  The Committee hereby grants to the Participant named in the Notice of Stock Option Grant an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Award, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Equity Incentive Plan (the “Plan”), which is incorporated herein by reference.  In the event of a conflict between the terms and conditions of the Plan and this Stock Option Award Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.  Nevertheless, to the extent that it exceeds the $100,000 limitation rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).

2.             Exercise of Option.

i.                                          Right to Exercise.  This Option may be exercised during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Award and with the applicable provisions of the Plan and this Award Agreement.

ii.                                       Method of Exercise.  This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), the Participant’s agreement to be subject to a right of first refusal with respect to Exercised Shares and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by (1) payment of the aggregate Exercise Price as to all Exercised Shares, and (2) a grant of an irrevocable proxy in the form attached hereto as Exhibit C signed and dated by the Participant.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with applicable laws.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Participant on the date on which the Option is exercised with respect to such Shares.

3.                                      Termination. This Option shall be exercisable for three months after Participant ceases to be an employee; provided, however, if the Relationship is terminated by the Company for cause, the Option shall terminate immediately.  Upon Participant’s death or Disability, this Option may be exercised for twelve (12) months after the Relationship ceases.  In no event may Participant exercise this Option after the Term/Expiration Date as provided above.

4.                                      Participant’s Representations.  In the event the Shares have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”) at the time this Option is exercised and as a condition of such exercise, the Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

5.                                      Lock-Up Period.  Participant hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Participant shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

6.                                      Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law.

7.                                      Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.  The terms of the Plan and this Award Agreement shall be binding upon the executors, Committees, heirs, successors and assigns of the Participant.

8.                                      Term of Option.  This Option may be exercised only within the Term set out in the Notice of Stock Option Award which Term may not exceed ten (10) years from the Date of Grant, and may be exercised during such Term only in accordance with the Plan and the terms of this Award Agreement.

9.                                      United States Tax Consequences.  Set forth below is a brief summary as of the date of this Option of some of the United States federal tax consequences of exercise of this Option and disposition of the Shares.  THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT

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TO CHANGE.  THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

i.                                          Exercise of ISO.  If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

ii.                                       Exercise of Nonstatutory Stock Option.  There may be a regular federal income tax liability upon the exercise of a Nonstatutory Stock Option.  The Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.  If the Participant is an Employee or a former Employee, the Company will be required to withhold from the Participant’s compensation or collect from the Participant and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

iii.                                    Disposition of Shares.  In the case of a Nonstatutory Stock Option, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.  In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for at least one year after exercise and for at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes.  If Shares purchased under an Incentive Stock Option are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares.  Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the Incentive Stock Option Shares were held.

iv.                                   Notice of Disqualifying Disposition of Incentive Stock Option Shares.  If this Option is an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Participant shall immediately notify the Company in writing of such disposition.  The Participant agrees that

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the Participant may be subject to income tax withholding by the Company on the compensation income recognized by the Participant.

v.                                      Withholding.  Pursuant to applicable federal, state, local or foreign laws, the Company may be required to collect income or other taxes on the grant of this Option, the exercise of this Option, the lapse of a restriction placed on this Option or the Shares issued upon exercise of this Option, or at other times.  The Company may require, at such time as it considers appropriate, that the Participant pay the Company the amount of any taxes which the Company may determine is required to be withheld or collected, and the Participant shall comply with the requirement or demand of the Company.  In its discretion, the Company may withhold Shares to be received upon exercise of this Option or offset against any amount owed by the Company to the Participant, including compensation amounts, if in its sole discretion it deems this to be an appropriate method for withholding or collecting taxes.

10.                               Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified (except as provided herein and in the Plan) adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.  This agreement is governed by the internal substantive laws but not the choice of law rules of the State of Delaware.

11.                               No Guarantee of Continued Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING IN THE RELATIONSHIP AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING ENGAGED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER).  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.  Participant hereby agrees to

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accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option.  Participant further agrees to notify the Company upon any change in the residence address indicated below.

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EXHIBIT A

EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Carbon Black, Inc.

Attention:  Stock Plan Administration

1100 Winter ST

Waltham, MA 02451

1.                                      Exercise of Option.  Effective as of today,               , 20    the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase           shares of the Common Stock (the “Shares”) of Carbon Black, Inc. (the “Company”) under and pursuant to the Equity Incentive Plan (the “Plan”) and the Stock Option Award Agreement dated              , 200   (the “Award Agreement”).

2.                                      Delivery of Payment.  Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Award Agreement.

3.                                      Representations of Participant.  Participant acknowledges that Participant has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

4.                                      Rights as Stockholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Shares shall be issued to the Participant as soon as practicable after the Option is exercised.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance.

5.                                      Company’s Right of First Refusal.  Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

a.                                      Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating:  (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

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b.                                      Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all or any part of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

c.                                       Purchase Price.  The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

d.                                      Payment.  Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of purchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

e.                                       Holder’s Right to Transfer.  If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

f.                                        Exception for Certain Family Transfers.  Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section.  “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

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g.                                       Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to any Shares upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

6.                                      Tax Consultation.  Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares.  Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

7.                                      Restrictive Legends.

a.                                      Legends.  Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

b.                                      Stop-Transfer Notices.  Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company  transfers its own securities, it may make appropriate notations to the same effect in its own records.

c.                                       Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of

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any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.                                      Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, Committees, successors and assigns.

9.                                      Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Committee which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Committee shall be final and binding on all parties.

10.                               Governing Law; Severability.  This Agreement is governed by the laws of the state of incorporation of the company.

11.                               Entire Agreement.  The Plan and Award Agreement are incorporated herein by reference.  This Agreement, the Plan, the Award Agreement (including all exhibits) and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

12.                               I understand and agree that, but for the waiver made herein and in the Agreement, I would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights as I may be provided under Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, I hereby unconditionally and irrevocably waive the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenant and agree never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any of my contractual inspection rights under any other written agreement between me and the Company.

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13.                               I understand and agree that the Shares and all other shares of the Company’s Common Stock, par value $0.001 per share, Series A Preferred Stock, par value $0.001 per share, and Series E-1 Preferred Stock, par value $0.001 per share, that I currently own, or that I may acquire in the future (collectively, “Owned Shares”), may not be sold, assigned, transferred, pledged, encumbered or in any manner disposed of except in compliance with the Company’s Second Amended and Restated By-Laws, as amended and in effect (the “Bylaws”). I further acknowledge and agree that (a) certificates representing Owned Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Owned Shares will include similar restrictive notations and (b) a copy of the Bylaws has been made available to me.

[Signatures appear on next page.]

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Submitted by:	Accepted by:

PARTICIPANT	CARBON BLACK, INC.

Signature	By

Print Name	Title

Address:

Date Received

6

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:

COMPANY:                                      CARBON BLACK, INC.

SECURITY:                                      COMMON STOCK (the “Securities”)

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

a.                                      Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

b.                                      Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein.  In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.  Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Participant further acknowledges and understands that the Company is under no obligation to register the Securities.  Participant understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

c.                                       Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public

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resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Participant, the exercise will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including:  (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

d.                                      Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

[Signature appears on next page.]

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Signature of Participant:

Date:	, 20

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GRANT OF IRREVOCABLE PROXY

The undersigned hereby irrevocably appoints the Board of Directors of Carbon Black, Inc. (the “Company”) and any representative designated by such Board, as the undersigned’s proxy with full power of substitution, to vote for the undersigned and on the undersigned’s behalf all of the Shares at all stockholder meetings of the Company and other votes of the Company’s stockholders held or taken after the date hereof with respect to any matter, including without limitation the public offering of the Company’s shares, election of directors, acquisition of the Company (by merger, sale of assets or shares or otherwise) or change in control in the Company, and irrevocably appoints the Board of Directors and any representative designated by such Board to sign any actions by written consent of the Company’s stockholders taken after the date hereof on behalf of all of the Company’s Shares to effect the above.

“Shares” means Company’s shares issued upon exercise of options granted to the undersigned under the Company’s Equity Incentive Plan.

This Proxy shall expire immediately before the completion of an initial public offering by the Company of its shares pursuant to the Securities Act of 1933.

The undersigned agrees that (i) in addition to all other legal or equitable remedies available, injunctive relief and specific performance may be utilized in the event of the breach or threatened breach of this Proxy, (ii) if any provision of this Proxy shall be held to be invalid under applicable law, such provision shall be effective only to the extent of such invalidity and without invalidating the remainder of such provision or the other provisions in this Proxy, and (iii) the certificates evidencing its shares in the Company, issued upon exercise of options granted under the Company’s Equity Incentive Plan, will bear the following legend in addition to any other legends required under any agreement or applicable law: “THESE SECURITIES ARE SUBJECT TO A PROXY, A COPY OF WHICH IS AVAILABLE AT THE CORPORATION’S PRINCIPAL OFFICE”.

This Proxy is granted in connection with the exercise of an option granted to the undersigned of the Company pursuant to and in accordance with the Company’s Equity Incentive Plan and is coupled with an interest.  The undersigned further agrees that this Proxy (i) shall survive the undersigned’s merger or dissolution, (ii) is binding upon the successors and assignees (by operation of law or otherwise, whether for value or without value) of the undersigned’s shares in the Company, (iii) is governed by and construed in accordance with the laws of the State of Delaware without regard to its conflicts of laws principles, (iv) supersedes and replaces any prior oral or written proxies or amendments thereto which may have been executed by the undersigned with respect to the Company’s securities, and (v) is for the benefit of the Company and its stockholders and may be enforced by the Company or any of its stockholders.

Name of Stockholder:

Signature of Stockholder:

Date:

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CARBON BLACK, INC.

STOCK PURCHASE AND RESTRICTION AGREEMENT

CARBON BLACK, INC. (the “Company”) and the Stockholder hereby agree as follows in connection with the purchase and sale of the shares of common stock of the Company specified below (the “Shares”) pursuant to the Company’s Amended and Restated Equity Incentive Plan (the “Plan”). The terms and conditions attached hereto are also a part of this Agreement. Terms not defined herein shall have the meaning set forth in the Plan.

Name of purchaser (the “Stockholder”):
Date:
Number of Shares sold hereunder:
Purchase price per Share:
Form of payment:
Vesting Start Date:

Vesting Schedule

The one-year anniversary of the Vesting Start Date:	%
Each monthly anniversary after the one-year anniversary of the Vesting	An additional %
Start Date:	of the Shares

All vesting is dependent on the continuation of service to the Company or its successor as an employee (a “Business Relationship”) on the applicable vesting date, as provided herein. Unvested Shares and Vested Shares are subject to the terms as set forth herein.

Carbon Black, Inc.

By:
Name:
[Stockholder]		Title:

CARBON BLACK, INC.

STOCK PURCHASE AND RESTRICTION AGREEMENT — INCORPORATED TERMS AND CONDITIONS

CARBON BLACK, INC. (the “Company”) agrees to sell to the Stockholder, and the Stockholder agrees to purchase from the Company, shares of the Company’s common stock (“Common Stock”) on the following terms and conditions:

1.                                      Purchase and Sale of Stock; Payment of Purchase Price. The Company hereby sells and the Stockholder hereby purchases the Shares specified on the cover page at the price specified thereon. The Stockholder shall pay the purchase price upon execution and delivery of this Agreement as set forth on the cover page hereof. The Company will promptly issue a certificate or certificates registered in the Stockholder’s name representing the Shares, with such certificates to be held in escrow in accordance with the terms hereof.

2.                                      Vesting if Business Relationship Continues.

(a)                                 Vesting Schedule. If the Stockholder has continuously maintained a Business Relationship with the Company through the vesting dates specified on the cover page hereof, Unvested Shares shall become Vested Shares (or shall “vest”) on such dates in an amount equal to the number of shares set forth opposite the applicable date on the cover page. Shares that have been so earned by performance and continuity of the Stockholder’s Business Relationship with the Company shall be regarded as “Vested Shares” and Shares that have not been so earned by performance and continuity of the Stockholder’s Business Relationship with the Company shall be regarded as “Unvested Shares.” Unvested Shares and Vested Shares shall be subject to the repurchase provisions described in Section 3. The Stockholder agrees not to sell, assign, transfer, pledge, hypothecate, gift, mortgage or otherwise encumber or dispose of (except to the Company or any successor to the Company) all or any Unvested Shares or any interest therein. All Shares shall be held in escrow by the Company in accordance with the terms of Section 5 below. If the Stockholder’s Business Relationship with the Company ceases, voluntarily or involuntarily, with or without cause, no Unvested Shares shall become Vested Shares thereafter under any circumstances with respect to the Stockholder. Any determination under this Agreement as to the status of a Business Relationship or other matters referred to above shall be made in good faith by the Board of Directors of the Company (the “Board”). The Board, in its discretion, may accelerate any vesting dates.

(b)                                 Termination of business relationship. For purposes hereof, the stockholder’s business relationship with the company shall not considered as having terminated during any leave of absence if such leave of absence has been approved in writing by the company and if such written approval contractually obligates the company to continue the stockholder’s business relationship with the company after the approved period of absence; in the event of such an approved leave of absence, vesting of unvested shares shall be suspended (and the period of the leave of absence shall be added to all vesting dates) unless otherwise provided in the company’s written approval of the leave of absence. For purposes hereof, a termination of the stockholder’s business relationship

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followed by another business relationship shall be deemed a termination of the business relationship with all vesting to cease unless the company enters into a written agreement related to such other business relationship in which it is specifically stated that there is no termination of the business relationship under this agreement. This agreement shall not be affected by any change of business relationship within or among the company and its subsidiaries so long as the stockholder continuously remains an employee, consultant, officer or director of the company or any subsidiary of the company.

3.                                      Restrictions on Transfer; Purchase by the Company. The Stockholder may not sell, assign, transfer, pledge, encumber or dispose of (“Transfer”) all or any of his Unvested Shares except to the Company pursuant to this Section 3, and may Transfer Vested Shares only in accordance with the transfer restrictions provided in Section 7 or elsewhere in this Agreement. The Stockholder may not at any time transfer any Shares to any individual, corporation, partnership or other entity that engages in any business activity that is in competition, directly or indirectly, with the products or services being developed, manufactured or sold by the Company. The determination of whether any proposed transferee engages in any business activity that is in competition with those of the Company shall be made by the Board in good faith. This prohibition shall be applicable in addition to and separately from the other provisions hereof.

Upon the termination of the Stockholder’s Business Relationship, the Stockholder and any Permitted Transferee (as hereinafter defined) shall sell to the Company (or the Company’s assignee) all Unvested Shares in accordance with the procedures set forth below. The purchase price (the “Original Repurchase Price”) of such Unvested Shares (the “Repurchased Unvested Shares”) shall be the price paid for them by the Stockholder (subject to adjustment as herein provided). Such sale shall be effected by the delivery by the Escrow Holder (as defined below) to the Company of a certificate or certificates evidencing the Repurchased Unvested Shares, each duly endorsed for transfer to the Company. Within 120 days following receipt thereof, the Company shall mail a check for the Original Repurchase Price to the Stockholder or shall cancel indebtedness owed to the Company by the Stockholder by written notice mailed to the Stockholder, or both. Upon the mailing of a check in payment of the purchase price in accordance with the terms hereof or cancellation of indebtedness as aforesaid, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name or cancel the number of Unvested Shares being repurchased by the Company.

4.                                      Investment Representation. The Stockholder represents, warrants and acknowledges that the Stockholder: (i) has had an opportunity to ask questions of and receive answers from a Company representative concerning the terms and conditions of this investment; (ii) is acquiring the Shares with the Stockholder’s own funds, for the Stockholder’s own account for the purpose of investment, and not with a view to any resale or other distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”); (iii) is a sophisticated investor with such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Shares and that the Stockholder is able to and must bear the economic risk of the investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act, and therefore, cannot be offered or sold unless they are subsequently registered under the Securities Act or an exemption

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from such registration is available. Furthermore, the Company may place legends on any stock certificate representing the Shares with the securities laws and contractual restrictions thereon and issue related stop transfer instructions.

The Stockholder acknowledges and understands that the Shares have not been registered under the Securities Act, nor registered pursuant to the provisions of the securities laws or other laws of any other applicable jurisdictions, in reliance on exemptions for private offerings contained in Section 4(2) of the Securities Act and in the laws of such jurisdictions. The Stockholder further understands that the Company has no intention and is under no obligation to register the Shares under the Securities Act or to comply with the requirements for any exemption that might otherwise be available, or to supply the Stockholder with any information necessary to enable the Stockholder to make routine sales of the Shares under Rule 144 or any other rule of the Securities and Exchange Commission.

5.                                      Escrow of Shares. All Shares shall be held in escrow by the Company, as escrow holder (“Escrow Holder”).

The Escrow Holder is hereby directed to transfer the Shares in accordance with this Agreement or instructions signed by both the Stockholder and the Company. If the Company or any assignee exercises its repurchase rights hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the Company or such assignee, shall take all steps necessary to accomplish such transfer. The Stockholder hereby grants the Escrow Holder an irrevocable power of attorney coupled with an interest to take any and all actions required to effect such transfer.

The Escrow Holder may act in reliance upon advice of counsel in reference to any matter(s) connected with this Agreement, and shall not be liable for any mistake of fact or error of judgment, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

With respect to any Unvested Shares that become Vested Shares, the Company may, at its option, issue a new certificate for the number of shares which have become Vested Shares and shall deliver such certificate to the Stockholder and shall deliver to the Escrow Holder a new certificate for the remaining Unvested Shares in exchange for the certificate then being held by the Escrow Holder, provided that any Vested Shares so delivered shall remain subject to the applicable provisions of this Agreement.

Subject to the terms hereof, the Stockholder shall have all the rights of a stockholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon. If, from time to time while the Escrow Holder is holding Shares, there is any stock dividend, stock split or other change in or respecting such shares, any and all new, substituted or additional securities to which the Stockholder is entitled by reason of his ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as “Unvested Shares” or “Vested Shares,” as applicable, for purposes of this Agreement and the repurchase rights and rights of first refusal of the Company.

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6.                                      Certain Tax Matters. If the Company in its discretion determines that it is obligated to withhold any tax in connection with the transfer of, or the lapse of restrictions on, the Shares, the Stockholder hereby agrees that the Company may withhold from the Stockholder’s wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration. The Stockholder further agrees that, if the Company does not withhold an amount from the Stockholder’s wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Stockholder will make reimbursement on demand, in cash, for the amount underwithheld.

The Stockholder represents that he has received tax advice from his own personal tax advisor on the tax consequences of a purchase of the Shares. The Stockholder understands the tax consequences of filing (and not filing) a Section 83(b) election under the Internal Revenue Code of 1986, as amended (the “Code”). The filing of a Section 83(b) election is the Stockholder’s responsibility.

7.                                      Restrictions on Vested Shares. Vested Shares shall be subject to the terms of that certain Second Amended and Restated Right of First Refusal and Co-Sale Agreement dated October 12, 2007 (as amended from time to time) and Stockholder agrees hereby to become (as of the date hereof) a party to and a “Key Holder” thereunder for all purposes and to be bound by the provisions thereof. Additionally, Stockholder agrees hereby to become (as of the date hereof) a party to and a “Key Holder” under and to be bound by the terms of that certain Second Amended and Restated Voting Agreement and that certain Third Amended and Restated Investor Rights Agreement, each dated October 12, 2007 (as amended from time to time).

8.                                      Failure to Deliver Shares. If the Stockholder (or his legal representative) who has become obligated to sell Shares hereunder shall fail to deliver such Shares to the Company in accordance with the terms of this Agreement, the Company may, at its option, in addition to all other remedies it may have, mail to the Stockholder the purchase price for such Shares as is herein specified. Thereupon, the Company: (i) shall cancel on its books the certificate or certificates representing such Shares to be sold; and (ii) shall issue, in lieu thereof, a new certificate or certificates in the name of the Company representing such Shares (or cancel such Shares), and thereupon all of such Stockholder’s rights in and to such Shares shall terminate.

9.                                      Miscellaneous.

(a)                                 Notices. All notices to be given or otherwise made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument, delivered by hand in person, or by express overnight courier service, or by electronic facsimile transmission (with a copy sent by first class mail, postage prepaid), or by registered or certified mail, return receipt requested, postage prepaid, addressed, if to the Stockholder, to the address set forth below or at the address shown on the records of the Company, and if to the Company, to the Company’s principal executive offices, attention of the President.

(b)                                 Entire Agreement; Modification. This Agreement, the Plan and the agreements referred to in Section 7 hereof constitute the entire agreement between the

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parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

(c)                                  Waivers. From time to time, the Company may waive its rights hereunder either generally or with respect to one or more specific transfers or actions that have been proposed, attempted or made. All action to be taken by the Company shall be taken by vote of a majority of its disinterested members of the Board then in office. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

(d)                                 Changes in Capital Structure. In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number of Shares and vesting schedule shall be appropriately adjusted by the Company, (ii) the securities received in respect of such event shall be “Shares” hereunder subject to this Agreement and shall retain the same status as “Vested Shares” or “Unvested Shares” as the Shares in respect of which they were received, and (iii) the repurchase price per security subject to repurchase shall be appropriately adjusted by the Company, in each case to the extent that the Board shall determine, in good faith, that such adjustment is appropriate.

(e)                                  Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

(f)                                   Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth herein.

(g)                                  Governing Law; Forum Selection Clause. This Agreement and any claims arising out of this Agreement (or any other claims arising out of the relationship between the parties) shall be governed by and construed in accordance with the laws of the State of Delaware and shall in all respects be interpreted, enforced and governed under the internal and domestic laws of such state, without giving effect to the principles of conflicts of laws of such state. Any claims or legal actions by one party against the other (whether or not arising under this Agreement) shall be commenced and maintained only in any state or federal court located in such state, and the Company and the Stockholder hereby submit to the jurisdiction and venue of any such court.

(h)                                 No Obligation to Continue Employment. Neither this Agreement nor any provision hereof imposes any obligation on the Company to continue the Stockholder in employment or any other Business Relationship with the Company.

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The Stockholder acknowledges that the consideration for the Stockholder’s consultancy, directorship or other non-employee Business Relationship may be the vesting of Shares as provided herein, and that the Company may terminate such Business Relationship and vesting at any time, for any or no reason, with or without prior notice.

(i)                                     Counterparts. This Agreement may be executed in two or more counterparts, each one of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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